N O R T H E R N   T R U S T   C O R P O R A T I O N
Steven L. Fradkin
Executive Vice President & Chief Financial Officer
© 2007 Northern Trust Corporation
northerntrust.com
Northern Trust
“Managing the Down Cycle”
November 8, 2007
Boston, Massachusetts
BancAnalysts Association of Boston - 26
th
Annual Fall Conference
EXHIBIT 99.1

Giving Our Clients the Freedom to Focus on What Really Matters
Forward Looking Statement
This presentation may include forward-looking statements such as statements that relate to Northern Trust’s financial goals, dividend policy, expansion and business development plans, anticipated expense levels and projected profit improvements, business prospects and positioning with respect to market, demographic and pricing trends, strategic initiatives, re-engineering and outsourcing activities, new business results and outlook, changes in securities market prices, credit quality including reserve levels, planned capital expenditures and technology spending, anticipated tax benefits and expenses, and the effects of any extraordinary events and various other matters (including developments in litigation, other contingent liabilities, and regulation involving Northern Trust and changes in accounting policies, standards and interpretations) on Northern Trust’s business and results.
These statements speak of Northern Trust’s plans, goals, strategies, beliefs, and expectations, and refer to estimates or use similar terms. Actual results could differ materially from those indicated by these statements because the realization of those results is subject to many risks and uncertainties. Our 2006 financial annual report and periodic reports to the SEC contain information about specific factors that could cause actual results to differ, and you are urged to read them.
Northern Trust disclaims any continuing accuracy of the information provided in this presentation after today.

N O R T H E R N T R U S T C O R P O R A T I O N Conference Theme: “Managing the Down Cycle” 3

N O R T H E R N T R U S T C O R P O R A T I O N Northern Trust: “Managing the Business Through All Cycles” 4

Giving Our Clients the Freedom to Focus on What Really Matters
20 Years of History: Economic Shocks & Cycles
1998:
LTCM collapse;
Russian debt default;
Global currency crisis
2000:
Y2K financial
infrastructure scare;
Start of 2-year stock
bear market
2001:
9/11 attack;
Invasion of
Afghanistan
2002:
Accounting
scandals:
Enron,
Worldcom,
Tyco, &
Global
Crossing
2003:
Second
Persian
Gulf War
(Iraq)
9/30/87
S&P 500: 321.83
10/19/87:
Black Monday:
S&P 500
declines 20%
1989:
Commercial
Real Estate
Bubble
bursting
2004-05:
Disastrous
hurricane
seasons
2004-07:
Oil spike
from $30
to $90 per
barrel
2007:
Subprime
mortgage
market
collapse &
debt market
liquidity
crunch
9/30/07
S&P 500:
1526.75
1990-1991:
Recession
1991:
Persian
Gulf War
(Kuwait)
1993:
Orange County
bankruptcy crisis
1994:
Fed rate
squeeze
and bond
bear
market
1995:
Mexican & Latin
American debt crises
1991:
Soviet
Union
collapse

Giving Our Clients the Freedom to Focus on What Really Matters
20 Years of History: Successfully Navigated by NTRS
9/30/87
S&P 500: 321.83
1990-1991:
Recession
1991:
Persian
Gulf War
(Kuwait)
10/19/87:
Black Monday:
S&P 500
declines 20%
1989:
Commercial
Real Estate
Bubble
bursting
1993:
Orange County
bankruptcy crisis
1994:
Fed rate
squeeze
and bond
bear
market
1995:
Mexican & Latin
American debt crises
1998:
LTCM collapse;
Russian debt default;
Global currency crisis
2000:
Y2K financial
infrastructure scare;
Start of 2-year stock
bear market
2001:
9/11 attack;
Invasion of
Afghanistan
2002:
Accounting
scandals:
Enron,
Worldcom,
Tyco, &
Global
Crossing
2003:
Second
Persian
Gulf War
(Iraq)
2004-05:
Disastrous
hurricane
seasons
2004-07:
Oil spike
from $30
to $90 per
barrel
2007:
Subprime
mortgage
market
collapse &
debt market
liquidity
crunch
1991:
Soviet
Union
collapse
9/30/07
S&P 500:
1526.75
$109
$113
$115
$127
$150
$168
$182
$220
$259
$309
$354
$405
$485
$488
$447
$405
$506
$584
$665
1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006
NTRS Net Income ($ millions)

N O R T H E R N   T R U S T   C O R P O R A T I O N
Macroeconomic Environment: A Current Perspective

How have financial institutions managed the recent exceptionally challenging macroeconomic environment?

Giving Our Clients the Freedom to Focus on What Really Matters
Securities Write-downs
$7.9 billion on CDOs and subprime mortgages
$2.2 billion in debt and equity trading operations, including mortgage-backed securities and structured products
$1.56 billion on loans and subprime mortgages
$450 million in CDO and MBS
$525 million on mortgage loan and CDO warehouses
$1 billion on mortgage-backed securities and non-agency loans
$3.6 billion on investments due to subprime crisis

Giving Our Clients the Freedom to Focus on What Really Matters
Charge-offs on Illiquid Leveraged Loans
$1.5 billion
$1.35 billion
$869 million
$940 million
$1.3 billion
$463 million
$402 million
$250 million

Giving Our Clients the Freedom to Focus on What Really Matters
Credit costs increased nearly $3 billion due to a $740 million increase in credit losses and a $2.2 billion charge to increase loan loss reserves
Credit Quality Challenges
Loan loss provision up 50% over last quarter to $90 million
Nonperforming assets up 50% over last quarter; $55 million loan loss provision
Nonperforming assets up 51% over last quarter to $570 million
Net charge-offs increased to 1.01% of loans in the quarter
Nonperforming assets doubled to $3.4 billion over last year
Nonperforming assets up 23% and provision for credit losses up 17% over last quarter
Nonperforming assets jumped 41% over last quarter due to home equity and residential construction loans

Giving Our Clients the Freedom to Focus on What Really Matters
Tumultuous Third Quarter: Successfully Navigated by NTRS
No securities or leveraged loan write-downs
Credit quality improved: nonperforming assets
decreased and reserve ratios improved
EPS: 11
th
consecutive quarter of double-digit, year-
over-year growth
Common Equity: 78
th
consecutive quarter of growth
Record quarterly net income, up 27% year-over-year
Record assets under custody, up 24% year-over-year
Record global custody assets, up 31% year-over-year
Strong 14% year-over-year growth in assets under
management
NTRS’
Third
Quarter
2007:

Giving Our Clients the Freedom to Focus on What Really Matters
Success Achieved Through Enduring Principles and Strategies
Attractive Demographic Markets
Focused and Conservative Strategy
Client Centricity
Excellence in Execution
Consistent Leadership and Philosophy

N O R T H E R N T R U S T C O R P O R A T I O N Northern Trust: “Managing the Business Through All Cycles” 13

$1-$10 Million
$10-$75 Million
$75+ Million

Northern Trust

Giving Our Clients the Freedom to Focus on What Really Matters
Source: Claritas
Attractive Demographic Markets
PFS: Extensive Reach in High Growth Affluent Market
85 Offices in 18 States
Over 50% of millionaire market resides within
a 45-minute drive of Northern Trust offices.
Projected Annual
Household Growth Rates
2006 - 2011
8.5%
10.4%
15.0%
Growth Rate by
Household Asset Size
New York (1)
Arizona
(8)
Florida
(25)
Illinois
(19)
Colorado
(1)
Nevada
(1)
Missouri
(1)
Minnesota
(1)
Washington
(1)
Michigan
(3)
Texas
(7)
California
(11)
Georgia
(1)
Massachusetts (1)
Wisconsin
(1)
Ohio
(1)
Connecticut (1)
Delaware (1)

Giving Our Clients the Freedom to Focus on What Really Matters
(1) McKinsey & Company – Mapping the Global Capital Market, Third Annual Report, January 2007
(2) The Greensted Report, Issue 4, Spring 2007 – AUC of Top 10 custodians as of December 31, 2006
Attractive Demographic Markets
C&IS: A World of Vast and Growing Opportunities
Total World
Capital Market:
$140 Trillion
Total Assets Under
Custody Worldwide:
$72 Trillion
United States
Europe
Latin
America,
Mid-East &
Other Asia
$40 Trillion
$28 Trillion
$50 Trillion
$22
Trillion
Japan,
China
& India
(1)
(2)

Giving Our Clients the Freedom to Focus on What Really Matters
15 Locations
Worldwide
Trade Settlement
in 90+ Markets
Clients in
41 Countries
Attractive Demographic Markets
C&IS: Positioned Globally for Growth
Positioned to serve clients locally and capitalize on global opportunities.
Chicago
(Corporate
Headquarters)
Toronto London New
York
Luxembourg Amsterdam Dublin
Guernsey
Jersey
Singapore
Beijing
Tokyo
Bangalore
Hong Kong
Melbourne

Giving Our Clients the Freedom to Focus on What Really Matters
Focused and Conservative
Client-centric and Highly Focused
Northern Trust Clients
Pension Funds
Large Corporations
Investment Management Firms
Foundations / Endowments / Healthcare
Insurance Companies
Government Agencies
Taft-Hartley
Individuals
Families
Asset
Servicing
Highly Focused Business
Personal
Clients
Institutional
Clients
Two Client Channels
Integrated Operations & Technology Platform
Asset
Management
One Operating Platform
Banking

Giving Our Clients the Freedom to Focus on What Really Matters
Focused and Conservative
Client-centric and Highly Focused
Northern Trust Clients
Pension Funds
Large Corporations
Investment Management Firms
Foundations / Endowments / Healthcare
Insurance Companies
Government Agencies
Taft-Hartley
Individuals
Families
Highly
Focused
Business
Personal
Clients
Institutional
Clients
Two Client
Channels
Integrated Operations & Technology Platform
One
Operating
Platform
Some of the
businesses we are
not in:
•Sub-Prime Mortgage
Underwriting
•Credit Cards
•Asset Backed
Commercial Paper
Conduits
•Private Equity
Bridge Financing
•Investment Banking
Asset
Servicing
Asset
Management
Banking

Giving Our Clients the Freedom to Focus on What Really Matters
35%
28%
17%
13%
11% 11%
11%
8%
5%
5%
45%
Private Client Revenues
(As a Percentage of Total Company Revenues, 2006)
Northern
Trust
Wachovia Citigroup
Wilmington
Trust
Bank of
America
Mellon
JP Morgan
Chase
Charles
Schwab
Merrill
Lynch
Goldman
Sachs
Source: Company reports
Focused and Conservative
PFS: Our Focus on the Affluent Market is Unmatched
Bank of
New
York

Giving Our Clients the Freedom to Focus on What Really Matters
Focused and Conservative
C&IS: Significant Presence in Our Target Segments
Pension Plans
Foundations, Endowments &
Healthcare
Public Funds / Taft-Hartley
100 U.S. Corporate Plans 40%
200 U.S. Funds 37%
200 U.K. Funds 27%
Northern
Serves
Of the Top
Northern
Serves
Of the Top
25 Taft-Hartley Funds 32%
100 U.S. Public Funds 35%
U.K. Local Authority 31%
50 U.S. Foundations 30%
50 U.S. Endowments 28%
50 U.S. Healthcare Funds 32%
Northern
Serves Of the Top
Source: Pensions and Investments 22 January 2007 (US Pensions), 25 December 2006 (Foundations & Endowments), 29
May 2006 (Asset Managers); Pension Funds and Their Advisors, 2006 (UK Funds); Money Market Directory, 2006
(Healthcare Funds); Lipper Fitzrovia Dublin Fund Encyclopedia, Administrators, 2006/2007; Lipper Fitzrovia Guernsey
Fund Encyclopedia, Administrators, 2006/2007.
Fund Administration
• Serves 28% of the Top 200 Asset
Managers in the world
• Is the #1 Provider of Offshore Private
Equity Fund Administration service in
Europe
• Serves as Fund Administrator for
more funds in Ireland and Guernsey
than any other provider

Giving Our Clients the Freedom to Focus on What Really Matters
*As of June 30, 2007;   Sources: FR Y-9C reports & SNL Financial.
.
Securities Portfolio – High Quality and Short Duration
96% of Northern Trust’s total securities portfolio was composed of AAA rated securities as of September 30, 2007.
75% of Earning Assets reprice or mature within one year.
Top 20 Bank average equals 50%.*
77% of Interest-Bearing Deposit liabilities reprice or mature within one year.
Top 20 Bank average equals 48%.*
Focused and Conservative
Prudent Balance Sheet Management
Loan Portfolio – High Quality
Nonperforming assets represent only 0.12% of total outstanding loans as of September
30, 2007.
Top 20 Bank average equals 0.68%.
Nonperforming loans are covered 6.1x by credit loss reserves as of September 30,
2007.
Top 20 Bank average equals 2.0x.
Northern Trust does not underwrite mortgage loans to sub-prime borrowers, does not lend directly to hedge funds, does not provide bridge financing to private equity deals, and does not provide an off-balance sheet commercial paper conduit for client liquidity

Giving Our Clients the Freedom to Focus on What Really Matters
Client Centricity
The Northern Trust Difference
Innovative
product
leadership
Unparalleled
client
service
Leading-edge
technology
Client Solutions
Sharp
business
focus
Consistent
financial strength
and stability
Culture
and
heritage
Clients are at the center
of everything we do

PHILANTHROPIC SERVICES
CREATING A LEGACY
BANKING & INVESTMENTS
BUILDING & MANAGING WEALTH
CLIENT
PROTECTING & TRANSFERRING WEALTH
TRUST & ESTATE SERVICES
FINANCIAL PLANNING

Giving Our Clients the Freedom to Focus on What Really Matters
Client Centricity
PFS: Comprehensive Array of Solutions for Clients
Retirement Services
Qualified Plan Services
Defined Benefit Plans
Defined Contribution Plans
Recordkeeping
Investment Management
Benefit Payment Services
Trust Services
Fiduciary Administration and
Oversight
Family Business Services
Philanthropic Services
Estate Settlement Services
Real Estate and Farm
Management
Asset Custody
Minerals Management
Brokerage
Full-Service Brokerage
Money Market Instruments
Safekeeping
Online Access
Access to Your Banking, Trust, Investment
Management, Mutual Funds and Brokerage
Information, via Northern Trust Private Passport ®
and Wealth Passport ®
Financial Planning
Retirement Planning
Estate Planning
Tax Planning
Asset Allocation
Stock Option Planning
Corporate Banking
Working Capital and General Corporate Loans
Secured and Cash Flow Lending
Acquisition Financing
Industrial Development Bonds
Equipment Finance and Leasing
Asset Management
Structured Investment Services
Asset Allocation
Equity Investing
Fixed Income Investing
Short-Term Asset Management
Indexing
Alternative Investments
Single Stock Strategies
Private Banking
Personal Credit Lines and Swing
Loans
Real Estate Development Loans
Margin Loans
Stock Option Lending
Home Mortgages
Equity Credit Lines
Wealth Management Group
Family Office Support
Multi-generational Wealth Management
Global Asset Servicing for Multi-Manager
Investment Programs
Data Aggregation and Customized Reporting
Tax Lot and Partnership Accounting
Investment Consulting and Performance Measurement

Giving Our Clients the Freedom to Focus on What Really Matters
Client Centricity
C&IS: Extensive Suite of Product Solutions for Clients
Fund
Services
Fund Accounting
Investment Operations
Outsourcing
Active Collateral Management
Hedge Fund Administration
Private Equity Administration
Property Administration
Asset
Servicing
Safekeeping
Settlement
Income Collection
Corporate Actions
Information
Services
Risk
Management
Services
Cash
Active
Passive
Securities Lending
Manager of Managers
Foreign Exchange
Transition Management
Commission Management
Accounting
Reporting
Valuation
Attribution Analysis
Value at Risk
Cross-Border Pooling
patent pending
Rates of Return
Multinational HQ Reporting
Regulatory Reporting
Compliance Monitoring
Market Event Analytics
Socially Responsible Investing
Asset
Management
Asset
Servicing
Asset
Management

Giving Our Clients the Freedom to Focus on What Really Matters
Multi-Advisor Funds
Hedge Funds
Private Equity
Small Cap Growth
Mid Cap Growth
Large Cap Value
Exchange Fund
Enhanced Index Funds
International Fixed Income
High Yield
Stable Value
Canadian & UK Programs
Int’l/US Equity Manager of Managers
Minority and Emerging Managers
Investment Program Solutions
International Equities
EAFE Index
130/30 Long-Short Strategies
Technology
Large Cap Growth
Socially Responsible
Tax Advantaged
Fixed Income and Equity Index Funds
Core Fixed Income
Municipals
Government
Short/Intermediate Duration Fixed Income
Cash Management
Active Investment Management
Growth & Value Equity
Short & Long Duration Fixed Income
Quantitative Management
Index & Enhanced Capabilities
Manager of Managers
Investment Program Solutions
Emerging & Minority Programs
Alternative Investments
PRODUCT BREADTH
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds
Methods of Delivery
Separate Accounts
Collective Funds
Common Funds
Mutual Funds
Client Centricity
NTGI: A Continuum of Proprietary & External Solutions
Investment Options

Giving Our Clients the Freedom to Focus on What Really Matters
Excellence in Execution
NTRS: Outstanding Financial Performance in 2007
Trust, Inv. & Other Servicing Fees
Other Non-Interest Income
Net Interest Income
Total Revenues
Non-Interest Expenses
Net Income
Earnings Per Share
% Growth
2006 to 2007
$1,530 Million
$421 Million
$647 Million
$2,599 Million
$1,648 Million
$602 Million
$2.69
+15%
+16%
+10%
+14%
+14%
+22%
+21%
Assets Under Custody
Global Custody Assets
Assets Under Management
$4.1 Trillion
$2.0 Trillion
$761 Billion
+24%
+31%
+14%
Year-to-Date
9/30/07

Giving Our Clients the Freedom to Focus on What Really Matters
Consistent Leadership and Philosophy
Well Positioned for Growth
Rich History
118 Year Heritage — Undiluted by Mergers & Acquisitions
Focused and Conservative Strategy
Exclusively Focused on the Management and Administration of Client Assets
Attractive Demographic Markets
Serving highly attractive demographic markets in the U.S. and globally
Seasoned Management Team
Northern Trust Industry
Bill Osborn - Chairman & CEO 37 Years 37 Years
Rick Waddell - President & COO 32 Years 32 Years
Sherry Barrat - President – PFS 17 Years 37 Years
Steve Fradkin - EVP & Chief Financial Officer 22 Years 22 Years
Tim Moen - EVP – Human Resources & Administration  6 Years 32 Years
Bill Morrison - President – PFS 11 Years 34 Years
Steve Potter - EVP – International 25 Years 25 Years
Joyce St. Clair - EVP – Corporate Risk Management    15 Years 26 Years
Jana Schreuder - President – WWOT 27 Years 27 Years
Tim Theriault - President – C&IS 25 Years 27 Years
Kelly Welsh - EVP & General Counsel 7 Years 29 Years

N O R T H E R N   T R U S T   C O R P O R A T I O N
Steven L. Fradkin
Executive Vice President & Chief Financial Officer
© 2007 Northern Trust Corporation
northerntrust.com
Northern Trust
“Managing the Business
Through All Cycles”
November 8, 2007
Boston, Massachusetts
BancAnalysts Association of Boston - 26
th
Annual Fall Conference